UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                   Current Report Pursuant To Section 13 Or 15(d)
                       Of The Securities Exchange Act Of 1934


                           Date Of Report: May 2, 2001
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


            DELAWARE                                        77-0381362
(State Or Other Jurisdiction Of                  (I.R.S. Employer Identification
 Incorporation Or Organization)                               Number)


                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

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Item 5. Other Events

         On May 2, 2001, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced:

o        its results for the first quarter of fiscal year 2001

o        the completion of a computer systems conversion

o the collection in full in April 2001 of two significant non-accrual loans

o        the pending arbitration of claims by a former executive


Item 7. Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                  99.1     Press Release dated May 2, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)


Date:     May 2, 2001               By:  /s/ C. Edward Holden
                                         --------------------
                                         C. Edward Holden
                                         Chief Executive Officer
                                         President



Date:     May 2, 2001               By:  /s/ Mark R. Andino
                                         ------------------
                                         Mark R. Andino
                                         Chief Financial Officer
                                         (Principal Financial & Accounting
                                         Officer)

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                                  EXHIBIT INDEX


Exhibit Number                      Exhibit
--------------                      -------
Exhibit 99.1                        Press Release Dated May 2, 2001



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